UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           JANUARY 13, 2006

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York

0-20214

11-2250488

(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices) (Zip code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                             Entry into a Material Definitive Agreement

Effective January 11, 2006, Bed Bath & Beyond Inc. (the “Company”) has entered into a Supplemental Executive Retirement Benefit agreement (the “Agreement”) with an executive officer. A copy of the Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits:

10.1                           Supplemental Executive Retirement Benefit Agreement between the Company and Steven H. Temares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: January 13, 2006	By:	/s/ Eugene A. Castagna
Eugene A. Castagna
Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Supplemental Executive Retirement Benefit Agreement between the Company and Steven H. Temares.